Exhibit (10)(aa)

SUMMARY OF EXECUTIVE OFFICER AND BOARD OF DIRECTORS BENEFITS

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Description         Eligible Positions              Amount/Schedule
of Benefit

Automobile          Chief Executive Officer         $1,500/month
Allowance           Chief Operating Officer         $1,300/month
                    Division Presidents             $1,100/month
                      and Executive Vice
                      Presidents
                    Senior Vice Presidents          $1,000/month
                    Vice Presidents                 $900/month
                    Assistant Vice Presidents       $700/month

Club Membership     Chief Executive Officer,        Dues approved
                      Chief Operating Officer,      at discretion of
                      Division Presidents           CEO
                      and Executive Vice
                      Presidents

                    Senior Vice Presidents          Dues approved
                                at discretion of
                                                    Executive
                                 Vice Presidents


Sprint Long-        Board of Directors, Chief       Unlimited
Distance              Executive Officer,
Telephone             Chief Operating Officer,
Service               Division Presidents,
                      Executive and Senior
                      Vice Presidents


Miscellaneous       Chief Executive Officer         $15,000/year
services              and Chief Operating
(e.g.,                Officer
investment/tax      Division Presidents and         $12,000/year
counseling,           Executive Vice
income tax            Presidents
preparation,        Senior Vice Presidents          $10,000/year
estate              Vice Presidents and             $3,500 initially
planning)             Assistant Vice                and
                      Presidents                    $1,500/year


Disability          Chief Executive Officer,        52 weeks at
                      Chief Operating               full base pay
                      Officer, Division
                      Presidents, Executive
                      and Senior Vice
                      Presidents, Vice
                      Presidents and
                      Assistant Vice
                      Presidents


Separation          Chief Executive Officer,        Less than 5
                      Chief Operating               years' services:
                      Officer, Division               17 weeks'
                      Presidents, Executive            salary
                      and Senior Vice                  continuation
                      Presidents, Vice              5 to 10 years'
                      Presidents and                service
                      Assistant Vice                  35 weeks'
                      Presidents                       salary
                                  continuation
                                 11 to 18 years'
                                                    service
                                    43 weeks'
                                                       salary
                                  continuation
                                  More than 19
                                 years' service:
                                  1 year salary
                                  continuation

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